UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 10, 2004

WPT Enterprises, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	333-14479	77-0639000
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1041 North Formosa Avenue, Formosa Building, Suite 99, West Hollywood, California		90046
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	323-850-2888

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01. Entry into a Material Definitive Agreement.

On December 10, 2004, WPT Enterprises, Inc. (the "Company") accepted the executed Amendment Number 6 to Season 2 Agreement with The Travel Channel, L.L.C. (the "Travel Channel"), dated October 13, 2004 (the "Amendment"). This amends the Master Agreement between the Company and the Travel Channel, dated as of August 22, 2003, with the attachment dated August 22, 2003, and as amended April 22, 2004; May 10, 2004; July 23, 2004; June 25, 2004; and August 9, 2004. The Amendment adds another two hour special series episode to Season 2 of the World Poker Tour television series, called "Doyle Brunson's North American Poker Championship."

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WPT Enterprises, Inc.

December 13, 2004	By:	/s/ W. Todd Steele

Name: W. Todd Steele
Title: Chief Financial Officer